                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 27, 2000 included in Briggs & Stratton Corporation's Form 10-K for the year ended July 2, 2000, and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
June 28, 2001